                                               CONFIDENTIAL TREATMENT
                                            TREX MEDICAL CORPORATION HAS
                                        REQUESTED THAT THE MARKED PORTIONS OF
                                        THIS DOCUMENT BE ACCORDED CONFIDENTIAL
                                         TREATMENT PURSUANT TO RULE 406 UNDER
                                       THE SECURITIES ACT OF 1933, AS AMENDED.



     OEM AGREEMENT

     between

     LORAD Corporation,
     A subsidiary of Thermo Trex Corporation
     36 Apple Ridge Road
     Danbury, Connecticut 06810

     hereinafter referred to as "LORAD"

     and

     Philips Medical Systems North America Company
     Division of Philips Electronics North America Corporation
     P. O. Box 860
     710 Bridgeport Avenue
     Shelton, Connecticut  06484

     hereinafter referred to as  "PMSNA"

     Subject:

     Supply of Mobile Radiographic X-Ray Systems

1.         Introduction and Definitions

1.1        Introduction

Whereas, LORAD is a company engaged in the marketing and distribution of, among other things, mobile radiographic x-ray systems;

Whereas, LORAD has designed and developed a mobile radiographic x-ray system, its Model RT 125 Mobile Radiographic Unit, is willing to modify it according to legal requirements and certain PMSNA specifications and is interested meeting PMSNA's requirements for such modified product as an OEM for PMSNA, on an exclusive and long-term basis;

Whereas, PMSNA desires to purchase from LORAD a minimum quantity of said product, modified for PMSNA as further specified in this OEM Agreement and the Exhibits hereto, for resale either directly and/or through any of the Philips Associated Companies, its/their distributors, agents and dealers;

Whereas, LORAD and PMSNA want to establish the terms and conditions under which during the term of this Agreement LORAD shall supply the modified Model RT 125 Mobile Radiographic Unit to PMSNA for subsequent resale.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES
AND PREMISES HEREINAFTER SET FORTH, THE PARTIES HERETO
HAVE AGREED AS FOLLOWS:


1.2        Definitions

1.2.1      "Agreement"
           means this present document and all the Exhibits and other documents incorporated by reference herein or attached hereto and signed or initialed by the parties hereto, all of which Exhibits or other documents are an integral part hereof.

1.2.2      "Batteries"
           means the batteries which power the Product, the battery charging system and associated housings, containers, etc. as more fully described in Exhibit I hereto.

1.2.3      "Confidential Information"
           means any and all information whether obtained or given orally or in writing concerning either party not generally known to persons not associated with the disclosing party, including, without limitation, information about product discovery and development, manufacturing processes and techniques, samples, drawings, customer marketing and new product data, trade secrets, computer programming techniques and business strategy, financial data and all other proprietary or trade secret information of whatever description.

1.2.4      "Documentation"
           shall mean the technical documentation by type or subpart for Product(s) including, without limitation, electrical diagrams and parts lists, necessary to incorporate the Product in or connect to other PMSNA systems, respectively to service and sustain the Product in the field, all as further specified in Article 3, and Exhibits I and II hereto.

1.2.5      "First Commercial Delivery"
           means the earliest date on which Product which conforms to the Specifications and which has successfully completed testing as set forth in Section 3.2 below, for which a Release for Delivery Certificate is issued and for which all legal and regulatory requirements for distribution and marketing ******************************* have been met, is delivered to a customer of PMSNA in the ordinary course of PMSNA's business. Delivery of Product to a clinical site as an investigational device or for evaluation for marketing purposes or to serve as a "show" or "seed" site for demonstration of the Product to prospective customers shall not be considered to be a delivery in the ordinary course of PMSNA's business.

1.2.6      "Form, Fit or Function"
           means items, components, or processes that are sufficient to enable physical and functional interchangeability, in particular as to source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements.

1.2.7      "OEM"
           means original equipment manufacturer.

1.2.8      "Option(s)"
           means all those parts or accessories for Product(s) which can be ordered from LORAD and be shipped on request. They will be specified, as necessary, in close consultation between LORAD and PMSNA. They are listed or may later be added to Exhibit I hereto and identified by a special PMSNA code number.

1.2.9      "Philips Associated Companies"
           shall mean any and all companies, firms and legal entities with respect to which now or hereafter Philips Electronics N.V. directly or indirectly holds 50% or more of the nominal value of the issued share capital or has 50% or more of the voting power at general meetings or has the power to appoint a majority of the directors or otherwise directs the activities of such company, firm or legal entity but any such company firm or legal entity shall be deemed a Philips Associated Company only as long as such liaison exists.

1.2.10     "Product(s)"
           jointly and severally shall mean the PMSNA versions of LORAD's Model RT 125 Mobile Radiographic Unit including Options and Accessories, as further set forth in the Specifications, including any changes thereto, as well as such new models and options and accessories as the parties hereto may agree to include under this Agreement by amendment to this Agreement and Exhibits I and III hereto.

1.2.11    "Purchase Order(s)"
           shall mean the purchase order(s) for Products which will be placed by the Purchasing Department of PMSNA with reference to this Agreement.

1.2.12     "Software/Firmware"
           shall mean all computer programs either on disk, diskettes or embedded in other carriers (e.g. PROMS etc.) consisting of the set of logical instructions and tables of the information which guide the functioning of the processors, such programs include all necessary operating system software, application software, related documentation useful with Software/Firmware such as functional descriptions, design documentation, program description and listings as well as the source code versions itself on disk, all as specified in Exhibits I and II hereto.

1.2.13     "Spare Part(s)"
           shall mean those items listed as such in Exhibit II (Spare Parts, Prices and other Service Aspects) hereto and any and all other components or items necessary to allow PMSNA or its customers to keep the Product in good repair throughout its useful life.

1.2.14     "Specification(s)"
           shall mean the final functional requirements, technical specifications, drawings, documentation and other requirements of the Product(s) all as set forth in this Agreement and in Exhibit I hereto and such amendments thereto as the parties hereto may agree upon from time to time, in writing.

1.2.15     "Term"
           means the time period set forth in Section 13.1 below and any extensions thereof.

1.2.16     "Territory"
           shall mean **************************.

1.2.17     "Time Schedule"
           shall mean the time schedule attached hereto as Exhibit IV.

2.         Scope of Agreement

2.1        Delivery and Purchases

Subject to the terms of this Agreement, LORAD agrees to manufacture and to supply and deliver Product(s) and Spare Parts (such manufacture, supply and delivery of Product(s) in PMSNA's trade dress and of any Option(s) and Spare Parts which are unique to Product(s), being exclusively to PMSNA) and

PMSNA agrees to purchase and take delivery of Product(s), Option(s) and Spare Parts from LORAD for marketing, subsequent resale, installation, service and maintenance in the Territory.

2.2        Branding and Trademark

The Product will be sold under trademarks or trade names designated (and solely owned) by PMSNA and will be branded with the Philips logo and shield emblem and/or any other trademark or trade or brand name that may be specified by PMSNA from time to time, in writing. The trademark or trade name that PMSNA is considering for assignment to the Product(s) as of the date of this Agreement is "PMX-2000." The trademarks or trade names to be applied will either be in the form of labeling provided by PMSNA or printed on the product, packaging, manuals or other documentation in accordance with written instructions provided by PMSNA.

2.3        Marketing Rights/License

2.3.1      Marketing

LORAD herewith grants to PMSNA the ***************************** to sell, install, maintain and/or repair the Product(s)) and/or the individual items thereof, within the Territory.

LORAD further agrees that, for a period of two years from the date of the First Commercial Delivery of Product(s) under this Agreement, ***** *********************************** LORAD sells mobile radiographic systems ******************************************, under a trademark or trade name *************************************************

Model RT 125 Mobile Radiographic Unit *******************************
********************** manufactured or distributed by LORAD.

************************************************************************
**********************:

     -  *************************************************

     -  *********************************************************************
        *********************************************************************

*************************************************.

2.3.2      Regulatory Requirements

LORAD agrees to obtain for PMSNA all regulatory approvals and clearances necessary for distribution and marketing of the Product(s), Option(s), Spare Parts, upgrades or enhancements ********************* ********** and also to provide to PMSNA all documentation and assistance which is reasonably necessary for PMSNA or a Philips Associated Company to complete all submittals for the regulatory or other governmental approvals and clearances necessary for marketing and distribution of Product(s), Option(s), Spare Parts, or upgrades or enhancements to them, elsewhere in the Territory, in addition to assuring, that the Product(s) meets all the requirements and standards listed in the Specification, including labeling and certifications of compliance as set forth in the Specification.

Furthermore, LORAD agrees to provide PMSNA with all current information of the kind which is generally made available by manufacturers of medical devices to their sales and service personnel made concerning hardware and Software/Firmware modifications or upgrades to the Product.

2.3.3    Marketing of Other Products

If LORAD, during the Term, offers a new mobile radiographic system and sells such system directly or to LORAD's dealers under LORAD's own name, this system shall, at PMSNA's option, be distributed by PMSNA in place of the PMSNA version of the Model RT 125 Mobile Radiographic Unit.

Such new mobile radiographic x-ray system or accessory or option for such new mobile radiographic x-ray system or for LORAD's Model RT 125 Mobile Radiographic Unit, which is developed by LORAD for sale under its own name shall also be made available to PMSNA for distribution in a special version in PMSNA's trade dress. If PMSNA is interested in such new product of LORAD, the parties shall in good faith negotiate the terms for its distribution by PMSNA. PMSNA shall be the only reseller supported by LORAD as original equipment supplier, of any new LORAD mobile radiographic x-ray system, as set forth in section 2.3.1 above, during the rest of the two year term specified in section 2.3.1 for ********* OEM distribution.

LORAD agrees to make available to PMSNA all minor updates and improvements which it develops for its LORAD's Model RT 125 Mobile Radiographic Unit product, at no additional charge.

3.         Product

3.1        Product Definition

3.1.1      Specification

The Specifications of the Product are incorporated and made a part of this Agreement as Exhibit I and Exhibit V hereto.

LORAD agrees to adapt the Specifications of the Product as a result of tests performed together by LORAD and PMSNA or according to further requirements of PMSNA (subject to acceptance of such additional requirements by LORAD) and will update the Specifications and provide PMSNA with the revised version thereof. Upon written agreement of LORAD and PMSNA such revised Specifications will be added to this Agreement and replace the earlier version thereof.

3.1.2      Operator's Manuals

Part of the Product will also be the Operator's Manual, written in English and French. Such Operator's Manual shall comply with the legal requirements of ******************************* and be made in accordance with the Philips house-style manual, an example of which shall be supplied by PMSNA. LORAD shall be solely responsible for the content of these manuals, even though they are in Philips' standard format and even though parts of them may not be identical to the manuals LORAD has prepared for its own version of the mobile x-ray systems. PMSNA shall be responsible for the preparation and cost of translation into all other languages as may be required and for the expense of any arrangements made with LORAD for distribution of Operator's Manuals in such other languages and for compliance of the Operator's Manual with the legal requirements of all other jurisdictions.

3.2        Testing, Type-Approval, Release for Delivery

Prior to execution of this Agreement LORAD has consigned to PMSNA -- free of charge -- a test unit prototype ("Test Unit"). As a result of initial tests PMSNA may require that certain additions, alterations or modifications in the said Product are incorporated in order to reach full compliance with PMSNA's requirements.

LORAD will provide PMSNA with a second test unit (collectively, with the Test Unit, "Test Units") to comply with the Specifications and with such changes as may be agreed upon by LORAD and PMSNA. LORAD will provide PMSNA with the results and supporting data of all tests performed within its development department, all in accordance with the Time Schedule in Exhibit IV hereto.

Together with the Test Units LORAD shall provide PMSNA with preliminary Documentation and technical service information.

The Test Unit(s) shall be delivered "F.O.B." (as that term is defined in the Connecticut Uniform Commercial Code, C.G.S. sec. 42a-2-319), at
LORAD's facility in Danbury, Connecticut.

PMSNA will execute such type-approval tests as PMSNA may reasonably require to satisfy PMSNA that the Test Units conform to the Specifications and PMSNA shall keep LORAD informed of the results of the tests and will give LORAD a reasonable opportunity to be present at said tests.

a. If, as a result of these tests, PMSNA is of the reasonable opinion to be confirmed in writing that certain additions, alterations or modifications in the Test Unit(s) are required in order that the Test Unit(s) comply with the Specifications or to eliminate faulty or substandard workmanship and/or material, LORAD undertakes to modify and to make same in the Test Unit(s) and to supply to PMSNA all at LORAD's cost and expense, the changed Test Unit(s).

b. If, as a result of these tests, PMSNA desires modifications or enhancements of the Test Unit(s) in excess of the Specifications and which were not earlier agreed upon, then, if both parties hereto so agree, LORAD will provide a quotation and a revised Time Schedule for PMSNA approval and the execution by LORAD of any such modification or enhancements shall be the subject of a separate Purchase Order by PMSNA.

Upon the finalization of the tests and changes requested by PMSNA and agreed upon by LORAD and if PMSNA is reasonably satisfied that the second test unit complies with its Specifications, PMSNA shall provide LORAD with a written Release for Delivery Certificate signed by an officer of PMSNA.

Upon PMSNA's satisfaction that the Test Units conform to the Specifications or should the Test Units fail to comply with the Specifications after the tests described above, the Test Units shall either
(i) be returned to LORAD in the same manner delivered to PMSNA or (ii) be purchased by PMSNA at a price to be agreed upon between the parties.

Any new or replacement version of the Product and Option(s) for PMSNA, shall require a similar procedure for testing and releasing as described above.

3.3        Modifications, Engineering Change Control

Once PMSNA has released the Product(s) for delivery LORAD shall not, except as may be required by law, make any changes or modifications in the Product(s), Spare Parts, Option(s) and/or Specifications which affect Form, Fit or Function, intended use, labeling, listing or other certification by standards agencies (as set forth in Exhibit I hereto), or which affect government approvals or clearances of the Product(s) or Option(s) or which affect the Spare Part stock, without the prior, written consent of PMSNA. PMSNA's consent shall not be unreasonably withheld.

The foregoing provision is intended, in particular, to assure continuing conformity with the Specifications.

This requirement, however, does not preclude LORAD from using equivalent components and parts that do not affect Form, Fit or Function of the Product and/or interchangeability of Spare Parts and/or compliance with the Specifications, Standards, Approval or Certifications.

In the event LORAD uses such equivalent components and/or parts
LORAD shall provide PMSNA with an updated version of the Documentation as soon as possible without additional charge to PMSNA.

If LORAD wishes to make a modification requiring PMSNA's consent, LORAD shall, with sufficient lead time for PMSNA to process the request before the modification is scheduled to be implemented, notify PMSNA in writing of the proposed modification. The documentation and Philips terminology used for the approval process for such modifications is:

ECR (Engineering Change Request): a standard form sheet, to be used for all engineering and design data regarding such proposed modifications.

ECC (engineering change committee): the PMSNA committee responsible for discussing and deciding about such proposals

ECO (Engineering Change Order): the form sheet on which decision of the ECC will be documented and released.

for a sample of form sheets see Exhibit VI.

In order to assist PMSNA in expediting these approvals, LORAD agrees to submit ECR's and ECO in the format prescribed.

3.4        Proposals

During production of the Test Unit(s) PMSNA's technical, quality and service experts are entitled to make suggestions and proposals, but such suggestions and proposals shall be binding on LORAD and PMSNA only if confirmed in a document signed by authorized representatives of both parties.

3.5        New Type of Product Under this Agreement

If the parties hereto wish to introduce a new type of Product under this Agreement, LORAD shall -- before the start of commercial deliveries of such new type of Product -- execute such type approval tests as are approved by PMSNA in order to ascertain that the new Product conforms to its Specifications. LORAD shall promptly provide PMSNA with the evidence thereof whereupon the Agreement shall be amended to reflect any such change to the Specification.

3.6        Continuity of Production, Supply of Products

In the event LORAD wishes to stop production of Product(s) LORAD shall inform PMSNA thereof as early as possible but, in any event, at least ****************** prior to the date that production would be discontinued. PMSNA shall then have the opportunity to place a final Purchase Order in such quantities as PMSNA may require and LORAD shall accept such Purchase Orders at a reasonable price (not exceeding that set forth in Exhibit III if such production is discontinued during the time schedule set forth in Exhibit III) to be agreed upon by the parties in good faith. *************************************************************
*******************************************************************
************************************************************************
*************************, special attention to be given
to the Spare Part(s) supply as set forth in Exhibit II hereto, paragraphs 7 and 10 thereof.

Moreover, when LORAD gives notice that such production is to be discontinued, ***********************************************************
*********************************************************************
************************************************************************
******************************************************************
*********************************************************************
*************************************************************************
*********************************************************************
**********************************************************************
***************************.

4.         Planning and Ordering

4.1        Minimum Purchases

PMSNA agrees to purchase a minimum of three hundred (300) units of Product(s) during the Term of this Agreement. The schedule for these deliveries shall be as set forth in Exhibit III hereto.

4.2        General Planning

PMSNA and LORAD expect an increase in manufacturing and sales activity for the Product(s) as indicated in Exhibit III hereto in response to customer demand during the first years of the Term. The figures in
Exhibit III hereto and in later PMSNA forecasts, are not intended as
Purchase Orders, but rather as an indication, for planning purposes, of expected market activity. Delivery dates, quantities, options included and configuration of each unit of Product shall be specified by PMSNA only by Purchase Order using the procedure described in Section 4.3 below.********************************************************************
************************************************************************
************************************************************
***************** minimum purchase commitment in Section 4.1 above.

4.3        Forecast

4.3.1      Rolling Forecast, "Just in Time" Deliveries

A mutually satisfactory procedure will be established in which production and shipment of Product and Spare Parts is matched as closely as possible with the related demand set by orders from PMSNA's customers.

The demand will be transmitted to LORAD by fax or telex as rolling forecast with the following information:

Rolling Forecast:
********************** for ********************** will be renewed and issued to LORAD on or about *******************************************
******************** according to the following *********************,
*********************forecast, during:

     - **********:   ***************** indicated on an issue
                     ************************* for *****************
                     *******************.

       *****************************************************************
       **************************************************************
       *************************************************
       *************************************

       *******************************************************
       *****************************************************************
       ************************************************

     - ************  **********************************************
                     *******************************************
                     *****************************************
                     *******************************************
                     ***************************************

LORAD will use this planning to assure delivery of Product(s) and Option(s) "just in time" within the requested delivery dates.

In order for PMSNA to minimize shipping and handling expenses, *****
***************************************************************************
******************** *.

4.3.2      Additional Quantities

Although it is the intention of the parties to assure a smooth delivery schedule in accordance with *****************************, PMSNA may require additional deliveries ********************* as indicated.
Then, LORAD shall use its best efforts to supply such additional quantities.

4.3.3      Shortage or Lack of Parts

Subject to Article 14 hereof, if LORAD can no longer or expects that it will not (on short notice) be able to supply Product(s) to PMSNA because of a shortage or lack of components and/or Spare Parts, LORAD shall immediately inform PMSNA thereof and, at its own expense, take all steps which are reasonable in the circumstances, including a redesign of the Product(s), to obtain an additional supplier or suppliers for such component or Spare Part.

The redesigned product shall be subject to the procedure set forth in
Article 3 of this Agreement.

4.4        Order and Delivery

4.4.1      Purchase Orders

At the beginning of each month PMSNA shall issue separate Purchase Orders containing the consolidated figures as agreed upon.

Each Purchase Order shall specify at a minimum:

     PMSNA-12-digit-code number
     Price
     Quantities and
     Requested delivery day/week,

to cover at least the period of the commitment of the rolling forecast as mentioned above.

The "requested delivery" specified for each shipment will be the date for "receipt by PMSNA at the address stated on the Purchase Order form."

All Purchase Orders shall be deemed to incorporate and be subject to the terms and conditions of this Agreement, as well as any supplemental terms and conditions agreed to in writing by authorized representatives of the parties. No other terms and conditions contained on any Purchase Order form or any other form, agreement or correspondence originated by either party, shall apply.

4.4.2      Confirmation, Delivery Dates

Purchase Orders will be confirmed by LORAD within one (1) week after receipt by mail or telefax. They shall then be binding on LORAD and PMSNA as set forth in Section 4.3.1 above and may be canceled only if LORAD or PMSNA materially defaults in its execution thereof or if otherwise agreed upon between the parties hereto.

LORAD shall take adequate delivery and transportation times into account and shall meet the agreed upon delivery dates for each Purchase Order. Any deviation from the delivery date specified which can be foreseen during execution of a Purchase Order will be communicated to PMSNA immediately. The delivery date for a unit of Product will normally be ***************** after receipt of PMSNA's Purchase Order, but may be earlier or later if the parties so agree.

5.         Pricing

5.1        Prices

During the term of this Agreement PMSNA will purchase and accept from LORAD Product(s) at prices which, including their period of validity, are specified in Exhibit III hereto. The lower pricing listed in Exhibit III hereto for the second and subsequent years after the First Commercial Delivery shall apply as soon as the total quantity purchased by PMSNA during the Term is at the level shown for the prior year, even though that prior year may not have ended at the time that level of purchases is reached.

All agreed modifications at PMSNA's request as listed in Exhibit I hereto are included in the price of the Product.

It is expressly understood that PMSNA's going prices in the market must be competitive with similar products. In the event of unforeseen circumstances affecting LORAD or PMSNA or both and/or in the event the price/performance ratio of Products deteriorates as compared to competitive products, the parties hereto will jointly review the situation and attempt to find a solution reasonably acceptable to both parties. Prices include adequate packing and any royalties or fees for licenses of Software/Firmware for each Product.

All prices will be expressed in United States dollars ($).

5.2        Price Changes, Binding Prices

The prices of the Products set forth in Exhibit III hereto shall remain valid for the time specified therein.

When price negotiations referred to in this Article 5 extend beyond the price validity period the prices valid for the previous period will continue to remain in effect until such time as the parties have reached mutual agreement on the new prices.

5.3        Most Favored Treatment

In the event, that during the Term, LORAD would normally ***********
***** it supplies on an OEM basis or LORAD's distributors/dealers
********************************************************************************
**********************************************************RT125**************
**********************************************************************
*************************************************************************
********************************************************************************
****************

5.4        Delivery Conditions, Transportation

Products and Spare Parts shall be delivered "F.O.B." (as that term is defined in the Connecticut Uniform Commercial Code, C.G.S. sec. 42a-2-
319), at LORAD's facility in Danbury, Connecticut.

PMSNA shall be responsible for shipping arrangements.

5.5        Payment Conditions

Payment from PMSNA to LORAD shall be made within *********************
***, after date of invoice and delivery. A finance charge not to exceed the lesser of *************************** or the maximum rate allowed by law may be assessed by LORAD against any balance due LORAD which is not paid when due.

5.6        Advance or Excess Deliveries

Unless mutually agreed upon by the parties hereto, LORAD shall not deliver Products in excess of the quantities ordered nor in advance of the agreed delivery date. Absent such agreement, if such advance or excess deliveries occur, PMSNA shall be entitled - at its option - to refuse those Products or keep them at its warehouse. Payment under any invoice related to those deliveries shall not be due until the date originally set for such delivery.

5.7        Invoices

All invoices shall contain at least the following information:

     Purchase Order Number
     Type-Number of Product (PMSNA's 12-digit ID-number)
     Name of the Product
     Serial Number(s) thereof
     Indication of "certifiable items," contained in the Product
     Unit price and total price
     Bill of lading number

Invoices shall be submitted (an original and three copies) separately for each shipment.

6.         Production, Packing and Shipping

6.1        Production

The Products will be manufactured and tested by LORAD in accordance with the Specification.

6.2        Product Identification and Labeling

LORAD shall mark the Products in accordance with PMSNA's marking specifications, set forth in Exhibit I hereto and - if applicable - with electrical current and frequency data.

The S/N-number shall be listed and used on all documents, such as test protocols, delivery papers and invoices for easy evaluation and cross reference.

6.3        Packing, Delivery

The prices referred to include all appropriate and safe packing of Product(s), Option(s), Spare Parts and all other items supplied for air and ocean transport, unless otherwise specified in Exhibit I hereto.

The Packing shall be tested by PMSNA and approved in accordance with the relevant sections of Philips Packing Standard UN-D 1400, Publication no. UN-D 1400 (69), 1990-08-31. LORAD will use only this approved packing method of shipment of the Product(s). Changes in approved packing may be introduced only on PMSNA's written request or after PMSNA's prior written approval.

The Products will be packed in a neutral box. There will be no other logo or trademark inside or outside the packing. LORAD will, however, place promotional stickers on the packing as PMSNA may require. Such stickers will be supplied by PMSNA at no charge.

6.4        Labeling and Marking for Shipment, Trademarks

LORAD shall mark all packages and shipping papers (if applicable) with:

     Type-Number of Product (PMSNA's 12-digit ID-number)
     Name of the Product
     Serial Number thereof
     Indication of "certifiable items," contained in the Product, Number of packages, if the shipment contains more than one package per product.

Products shall only bear trademarks, trade names or other indications as detailed in Exhibit I hereto.

Either party hereto acknowledges the other party's rights in and to said other party's trademarks and trade names. Except as expressly set forth in this Agreement, the manufacture and supply of Product(s), Option(s), Spare Parts and packing with said trademarks and trade names shall not be considered as giving either party any right to the other party's trademarks and trade names or similar trademarks and trade names.

6.5        Execution of Logistic Procedures

PMSNA may have the Graner Company division of Philips Electronics North America Corporation or Philips GmbH execute logistic procedures, such as, without limitation, placing Purchase Orders for any shipments of Product(s) sent *************************, payment of invoices, transport arrangements, shipping instructions and handling of return shipments for repair or replacement on behalf of PMSNA. LORAD agrees to accept Purchase Orders from Graner Company or Philips GmbH and deal directly with them or their authorized agents with regard to scheduling, invoicing, warranty claims and all matters relating to Purchase Orders issued by Graner Company or Philips GmbH.

6.6        Export and Import Documentation

PMSNA shall obtain, at its own expense, any export or other official authorization and carry out any other formalities necessary for the transportation, exportation and importation of Product(s), Options and Spare Parts to all jurisdictions in the Territory. LORAD shall provide all documentation (including test reports) reasonably necessary for PMSNA to prepare and submit the required documentation and to obtain any authorization necessary for such export and import.

Except as to compliance with the standards and legal requirements set forth in the Specification and in Exhibit V, PMSNA shall be responsible for ensuring that the Product(s) comply with all local laws, standards and regulations in the jurisdictions in the Territory, other than ********** ******************. LORAD shall be solely responsible for such compliance including labeling or listing Product(s), Option(s) or Spare Part(s) as may be required by the electrical codes, ordinances or regulations of ****************************.

7.     Quality

7.1    Design Requirement, Compliance

All obligations for testing of Product, Option(s) or Spare Parts to confirm that they comply with the Specification shall be the responsibility of LORAD. Should it become evident that any Product(s), Option(s), Spare Part(s) or parts thereof are not in compliance with the applicable requirements of this Agreement and Exhibits I, II and V hereto, LORAD shall make all necessary corrections at its own expense.

7.2    Change in Requirements, Regulations or Standards

If any of the requirements, safety regulations and/or standards listed in the Specifications or in Exhibit V hereto change, LORAD shall, at its costs, make all the necessary modifications in and to the Product, Option(s) and/or parts thereof, including any Product(s) to which the change applies which have not then been accepted by the end-user.

Subject to the provisions of this Section 7.2, implementation of modifications or changes to Product(s) and Option(s) to comply with the safety requirements of any and all applicable statutes, rules and regulations, shall be mandatory.

If a revision or modification to any applicable standard or regulation results in extraordinary cost or expense to LORAD, the parties shall review and evaluate the change and make all reasonable efforts to find an acceptable solution. Notwithstanding the foregoing, any revision or modification to any applicable regulation or standard which is listed in the Specification, which cannot be incorporated in the Product(s) at a reasonable expense in LORAD's sole discretion (to be absorbed by

LORAD) will be considered an event of force majeure as set forth in
Article 14 below.

7.3    Quality System, Quality Control/Audits

LORAD agrees that its quality system shall comply with the regulations pertaining to the United States Food and Drug Administration ("FDA"),
Good Manufacturing Practices ("GMP") and shall also use its best efforts to comply prior to the end of 1995 with the International Organization for Standardization ("ISO") standards entitled ISO 9001 "Quality systems -- Model for quality assurance in design/development, production, installation and servicing" and "Quality Systems -- Model for quality assurance in production and installation" ISO 9002 (a copy of the ISO certification shall be attached to this Agreement as Exhibit VII when received).

Upon request and at least two (2) weeks - advance written notice to LORAD, PMSNA's representative(s) or an independent notified body acceptable under GMP or ISO, may visit, at their expense, the facilities of LORAD at reasonable times to inspect the storage and quality of parts for Product in LORAD's facilities, and audit the quality control procedures and methods applied by LORAD in its facilities in the development and manufacturing and assembling of Products in accordance with GMP and, after LORAD obtains such certification, with ISO-9001.

With regard to the CE Mark, a certification which is to become mandatory in the European Community, the parties have agreed that LORAD will be responsible for this approval/certification by December 31, 1995, but that PMSNA or one of the Philips Associated Companies will support LORAD in its contacts with the concerned European notified body. Cost consequences of design changes, if any, caused by changes relating to CE Mark certification are for the account of LORAD.

7.4    Outgoing Inspection and Record Keeping

It is understood between the parties that under normal circumstances Product(s) may be shipped directly by LORAD to customers in ********** **************** or to Philips Associated Companies for any sales in *********************, or, preferably, to their final destination. Hence, PMSNA shall not be obligated to execute any incoming inspection or other inspection of Product(s), Option(s) or Spare Part(s) delivered hereunder by LORAD, for non-compliance with the Specifications.

Therefore, LORAD shall inspect all outgoing Product(s), Option(s) and/or parts thereof to be supplied to PMSNA strictly in accordance with Specifications and with the Acceptance Procedure as specified in Exhibit VIII hereto. This Acceptance Procedure will be set up or adapted -- if necessary -- in close cooperation between the quality officers of both companies.

LORAD will archive in a safe manner all records of the Product(s), or Option(s) e.g. the Product master file and especially all records/test protocols, for a period as required by law, but at least ************** after delivery of each Product or Option. These records will be made available if necessary and upon specified request of PMSNA.

7.5    Incoming Inspection

PMSNA may inspect the delivered Product(s), Option(s) and Spare Part(s) at PMSNA's factory or at PMSNA's customer's site, following the Acceptance Procedures set forth in this Agreement and the Exhibits hereto. PMSNA shall have the right to reject all or any of the Product(s), Option(s) or Spare Parts which are proven, upon inspection and testing by PMSNA, not to meet the applicable Specifications, provided that such claim shall be submitted to LORAD with the supporting evidence within thirty (30) days after arrival date at the destination. LORAD shall ship a replacement within thirty (30) days of receipt of notice that a Product, Option or Spare Part is to be returned for such reason.

8.     Warranty

8.1    Extent of Warranty

LORAD warrants to PMSNA, Graner Company and Philips GmbH that the Product(s), Option(s) and Spare Parts including the Software/
Firmware incorporated therein, comply in all material respects with the Specifications for such Product(s), Option(s) and Spare Parts, are new and are free from defects in material and workmanship. Except as provided in Article 10 below, LORAD's sole obligation under the foregoing warranty shall be to replace or repair, at its sole discretion and at its sole cost and expense, any defective Product(s), Option(s) or Spare Parts returned to LORAD by or on behalf of PMSNA or a Philips Associated
Company; provided, however, that (i) LORAD's sole obligation to replace or repair Product(s), Options(s) or Spare Parts shall not exceed the lesser of the lesser of ******************** from the date of delivery of such Product(s), Option(s) or Spare Parts by LORAD to PMSNA or a Philips
Associated Company or ****************** from the date of completion of its installation at a customer's site, (ii) PMSNA or its Associated Company shall have notified LORAD, prior to the expiration of such period, with respect to each claim that the Product(s), Option(s) or Spare Parts are defective, and (iii) LORAD shall have no obligation to repair or replace the defective Product(s), Option(s) or Spare Parts in the event that the Product(s), Option(s) or Spare Parts have been transported, handled, stored or operated in an improper or other manner which adversely affects the Product(s), Option(s) or Spare Parts.

In addition, LORAD warrants that the Batteries incorporated in each unit of Product(s) shall be free of defects in material or workmanship and operate satisfactorily, provided such Batteries are maintained in accordance with the instructions in the Operator's Manual, for a period of *************** from the date of shipment by LORAD to PMSNA or Graner Company. LORAD shall replace without charge, including charges for packing (and shipment to PMSNA in Shelton, Connecticut or to Graner Company in Port Chester, New York), Batteries which fail, during this ************************, to be free from defects in material and workmanship or to operate satisfactorily, provided such Batteries are maintained in accordance with the instructions in the Operator's

Manual. The battery manufacturer's standard warranty shall apply to replacement Batteries provided under this warranty, except that the duration of the warranty shall not be less than the unexpired part of the original three year term.

LORAD shall use its reasonable best efforts to replace or repair Products, parts of Products, Options and Spare Parts, if required by this Section, at LORAD's cost within the shortest possible time.

8.2    Cost of Warranty Replacement or Repair

During the time LORAD's warranty is in effect for each unit of Product, each Option and each Spare Part, LORAD shall provide without charge to PMSNA all replacement parts necessary to correct any such Product, Option or Spare Part which proves to be defective and shall pay all shipping expenses (including reasonable return shipping expenses) associated with such replacement.

8.3    Limited Warranty

EXCEPT AS EXPRESSED OR SET FORTH IN THIS AGREEMENT AND
THE EXHIBITS HERETO, PRODUCT(S), OPTION(S) AND SPARE PART(S) SHALL BE SUPPLIED BY LORAD TO PMSNA, GRANER COMPANY OR PHILIPS GMBH, "AS IS." LORAD HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES (OTHER THAN THOSE SET
FORTH IN THIS AGREEMENT) EXPRESS OR IMPLIED, WITH RESPECT
TO THE PRODUCT(S), OPTION(S) AND SPARE PARTS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. PMSNA ACKNOWLEDGES
AND AGREES THAT IT HAS NOT RELIED ON ANY REPRESENTATIONS
OR WARRANTIES MADE BY LORAD, EXCEPT AS SET FORTH IN THIS
ARTICLE.

8.4    Epidemic Faults

Products, Options and Spare Parts shall be free of Epidemic Faults. Epidemic Faults are, for the purpose of this Agreement, defined as defects which

     - either are the same or have the same origin and occur over a period of ****************** during the ************* expected lifetime of the product with a class failure quantity of at least ************************ sequentially delivered Products,
       Options or Spare Parts, from the delivery date of the last sequentially delivered Product, Option or Spare Part, and

     - are such that they create an "unreasonable risk of substantial harm" as that term is defined by the United
       States Food, Drug and Cosmetic Act and the regulations and guidelines issued thereunder.

In the event of the existence of an Epidemic Fault, the parties shall consult with and cooperate fully with each other in a timely way to determine if a safety concern exists and to take the appropriate actions and to allocate the resulting costs of such actions between them in accordance with the terms hereof.

LORAD shall within ***************** after receipt of same respond to any question and provide all necessary information to the PMSNA Service Department arising out of a recall or corrective action program or related program.

Furthermore LORAD shall inform PMSNA of all relevant details of substantially similar incidents that occur with LORAD's products similar to or part of Products.

In case of such Epidemic Fault(s), in any part or parts of Products or any required recall program, LORAD shall, at its expense (including shipment to each customer's site), provide sufficient parts to replace all such parts in installed Products and Products purchased by PMSNA.

Spare Parts in stock which become obsolete due to Epidemic Fault(s) may be returned to LORAD and will be credited at the original invoice price or upgraded to the desired level at the expense of LORAD.

LORAD shall repair or replace uninstalled Products, Options and Spare Parts which are subject to Epidemic Faults. LORAD warrants the Products, Options and Spare Parts not yet delivered will be so upgraded. For Products and Options in the installed base, upgraded components or parts will be made available from LORAD at no charge and PMSNA will be responsible for removing the old components or parts and installing the new ones.

The remedies contained in this Section 8.4 shall be the sole remedies available to PMSNA in the event of an Epidemic Fault as defined herein, subject to the limitations set forth in Section 10.3 hereof.

9.     Service and Spare Parts

The Spare Parts supply, maintenance and repair of Product and general product and service support for the Product to be provided by each of the parties shall be as set forth in Exhibit II hereto.

10.    Claims

10.1   Personal Injury and Property Damage

LORAD agrees to defend, indemnify and hold harmless PMSNA and Philips GmbH from and against any and all loss, cost and expense, including counsel fees and all expenses of investigation, litigation, judgment and/or settlement, arising through or out of personal injury or death to person(s) or damage to property alleged or proven to have arisen out of failure of a Product(s), Option(s) or Spare Parts to meet the Specification or as a result of a defect in its workmanship or materials, provided, that in any such case where indemnification is sought hereunder (i) PMSNA or Philips GmbH shall have given prompt written notice to LORAD of such claim and the facts and circumstances relating thereto, (ii) PMSNA shall fully cooperate with LORAD in connection with any such claim by any governmental authority or third party, (iii) LORAD shall have the sole right to defend, settle and compromise any such claim, and (iv) LORAD shall have no obligation to indemnify and hold harmless PMSNA for any negligent conduct of PMSNA or any action or omission by PMSNA in violation of this Agreement.

PMSNA agrees to defend, indemnify and hold harmless LORAD from and against any and all loss, cost and expense, including counsel fees and all expenses of investigation, litigation, judgment and/or settlement, arising through or out of personal injury or death of person(s) or damage to property which is alleged or proven to have arisen out of the negligent act or omission of PMSNA, its officers, directors, employees or agents, provided, that in any such case where indemnification is sought hereunder (i) LORAD shall have given prompt written notice to PMSNA of such claim and the facts and circumstances relating thereto, (ii) LORAD shall fully cooperate with PMSNA in connection with any such claim by any governmental authority or third party, (iii) PMSNA shall have the sole right to defend, settle and compromise any such claim, and (iv) PMSNA shall have no obligation to indemnify and hold harmless LORAD for any negligent conduct of LORAD or any action or omission by LORAD in violation of this Agreement.

LORAD shall obtain and maintain current, at all times during the Term of this Agreement and any extensions hereof, Commercial General
Liability insurance (including products and contractual coverage) with an insurance company rated by Best "A" or better, in amounts not less than *********************** and ********************************. Such
insurance shall cover, among other things, product liability claims relating to the Product. LORAD shall provide PMSNA with a certificate of such insurance from LORAD's insurer, updated upon expiration thereof. Such certificate shall designate PMSNA as a certificate holder. PMSNA shall receive no less than **************** prior written notice of cancellation or termination of such insurance.

10.2   Intellectual Property Indemnification

10.2.1    Indemnification by LORAD

LORAD shall defend PMSNA and its respective distributor, agent, dealer or customer against any claim by a third party that manufacture, sale or use of a Product(s), Option(s) or Spare Part infringes *******************
**************************************************************************
************** and LORAD will pay any resulting penalties, judgments or awards finally determined by a court or other tribunal of competent jurisdiction to be payable in connection therewith, or amounts payable in settlement thereof, provided that in any such case where indemnification is sought by PMSNA hereunder (i) PMSNA shall have given prompt written notice to LORAD of such claim and the facts and circumstances relating thereto, (ii) PMSNA shall fully cooperate with LORAD in connection with any such claim, (iii) LORAD shall have the sole right to defend, settle and compromise any such claim and (iv) LORAD shall have no obligation to indemnify and hold harmless PMSNA for any negligent conduct of PMSNA or for any action or omission by PMSNA in violation of this Agreement. LORAD's obligations under this Article are conditioned on PMSNA's agreement that, if the Product(s), Option(s) or Spare Part or the manufacture, sale or use thereof becomes or in LORAD's reasonable opinion is likely to become, the subject of such a claim, PMSNA will permit LORAD, at any time thereafter, at LORAD's expense, either to procure the right for PMSNA to continue selling the Product(s), Option(s) or Spare Part or to replace or modify the Product(s), Option(s) or Spare Part so that it becomes non-infringing, and if neither of the foregoing alternatives is available on terms which are acceptable to LORAD in its reasonable judgment, LORAD may terminate this Agreement immediately as to that part of the Territory in which manufacture, sale or use of the Product(s), Option(s) or Spare Part may be infringing and/or terminate this Agreement in its entirety with notice as set forth in Section 3.6 above and LORAD shall reimburse PMSNA for the purchase price actually paid by PMSNA, less an allowance for depreciation, for Product(s) and Option(s) which can no longer be sold by PMSNA or a Philips Associated Company or used by their customers.
The foregoing states the entire liability of LORAD with respect to infringement of rights in intellectual property.

Notwithstanding the foregoing, LORAD shall have no liability to PMSNA to the extent that any such claim is based upon or arises out of: (i) alterations of the Product(s), Option(s) or Spare Part by PMSNA or any third party, (ii) failure of PMSNA to use updated Product(s), Option(s) or Spare Parts provided by LORAD to avoid such infringement, (iii) use of the Product(s), Option(s) or Spare Parts in combination with apparatus or software not furnished by LORAD, (iv) use of the Product(s), Option(s) or Spare Parts in a manner for which such Product(s), Option(s) or Spare Parts were neither designed nor contemplated or (v) a patent or trademark owned by PMSNA or for which PMSNA has a royalty-free license which precludes it from being held responsible for such claim of infringement.

10.2.2    Indemnification by PMSNA

PMSNA shall defend LORAD and its respective distributor, agent, dealer or customer against any claim by a third party that manufacture, sale or use of any material(s) supplied by PMSNA hereunder infringes ******** **************************, copyright, trade secret, mask work or other intellectual property right and PMSNA will pay any resulting penalties, judgments or awards finally determined by a court or other tribunal of competent jurisdiction to be payable in connection therewith, or amounts payable in settlement thereof, provided that in any such case where indemnification is sought by LORAD hereunder (i) LORAD or shall have given prompt written notice to PMSNA of such claim and the facts and circumstances relating thereto, (ii) LORAD shall fully cooperate with PMSNA in connection with any such claim, (iii) PMSNA shall have the sole right to defend, settle and compromise any such claim and (iv)
PMSNA shall have no obligation to indemnify and hold harmless LORAD for any negligent conduct of LORAD or for any action or omission by LORAD in violation of this Agreement. PMSNA's obligations under this Article are conditioned on LORAD's agreement that, if such material(s) or the manufacture, sale or use thereof becomes or in PMSNA's reasonable opinion is likely to become, the subject of such a claim, LORAD will permit PMSNA, at any time thereafter, at PMSNA's expense, either to procure the right for LORAD to continue reselling such material(s) or to replace or modify such material(s) so that it becomes non-infringing, and if neither of the foregoing alternatives is available on terms which are acceptable to PMSNA in its reasonable judgment, PMSNA may terminate this Agreement immediately as to that part of the Territory in which manufacture, sale or use of such material(s) may be infringing and/or terminate this Agreement in its entirety with notice as set forth in
Section 3.6 above and PMSNA shall reimburse LORAD for the purchase price actually paid by LORAD, less an allowance for depreciation, for such material(s) which can no longer be sold by LORAD or used by its customers. The foregoing states the entire liability of PMSNA with respect to infringement of rights in intellectual property.

Notwithstanding the foregoing, PMSNA shall have no liability to LORAD to the extent that any such claim is based upon or arises out of: (i) alterations of such material(s) by LORAD or any third party, (ii) failure of LORAD to use updated material(s) provided by PMSNA to avoid such infringement, (iii) use of such material(s) in combination with apparatus or software not furnished by PMSNA, (iv) use of such material(s) in a manner for which such material(s) were neither designed nor contemplated or (v) a patent or trademark owned by LORAD or for which LORAD has a royalty-free license which precludes it from being held responsible for such claim of infringement.

10.3   Limitation

In no event shall either party be liable to the other for special, indirect or consequential damages of any kind including, but not limited to, loss of other business opportunity, profit or revenue or loss of goodwill, arising from any failure or matter arising under this Agreement. No claim or recovery by one party against the other shall be greater in amount than the purchase price of the individual unit of Product(s), Option(s) or Spare Part with respect to which such claim or recovery arose.
Notwithstanding the foregoing, any obligation of the parties under
Section 10.1 above with respect to personal injury or death to persons or damage to property shall not exceed ************************* and *********************************, and any obligation under Section
10.2 above with respect to intellectual property shall not exceed the aggregate purchase price to PMSNA of the Product(s) involved.

11.    ********************

11.1   ********************************

Without limiting LORAD's liability to PMSNA thereunder in any way whatsoever, it has been agreed that if LORAD;

     a) intends to enter or actually enters liquidation procedures (either voluntarily or forced); or

     b) has entered bankruptcy procedures (either voluntarily or forced); or

     c) within ninety days of written notification by PMSNA has not remedied any material breach of this Agreement,

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***********************************, if and to the extent required by PMSNA, in exchange for compensation by PMSNA for LORAD's purchase price therefor.

********** as used in this Article 11 shall mean *******************
relating to the ************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
************************************************************.

11.2   Right to Produce

Accordingly, ******************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************

12.    Confidentiality

The parties shall not use, employ or disclose Confidential Information received from the other whether orally, in writing, by demonstration or otherwise except as is necessary to implement this Agreement, unless and to the extent the receiving party can prove by written record that it:

     a. was already in the public domain or becomes available to the public through no breach of this Agreement by the receiving party;

     b. was in the receiving party's possession prior to receipt from the disclosing party as proven by its written records; or

     c. was received independently from third party free to disclose such information to the receiving party or

     d. was independently developed by the receiving party without use of the Confidential Information as proven by its written records; or

     e. became available by inspection or analysis of other products or techniques in the market.

In protecting Confidential Information, the receiving party will take all necessary precautions and Confidential Information will be treated in the same manner and with the same degree of care as the receiving party applies with respect to its own confidential information.

Nothing contained in this Article shall be construed as a grant of license to the other party, to make, use or sell any Products using Confidential Information or as a license under any patents or claims covering same.

The first disclosure to the media or other first publication of data concerning the cooperation envisaged under this Agreement, including the existence of the Agreement itself, shall not be effected unless the nondisclosing party has given its written approval for such disclosure, which approval shall not be unreasonably withheld and which shall be given in a prompt manner.

LORAD may, however file a copy of this Agreement Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, provided that LORAD files a confidentiality request with the Securities and Exchange Commission seeking to protect the confidentiality of the pricing and forecasts in Exhibit III.

The provisions of this Article shall be in full force and effect retroactively from March 18, 1992 and shall remain in full force and effect during the duration of this Agreement and five (5) years thereafter.

13.    Term and Termination

13.1   Term

This Agreement shall enter into force upon the date of signature by both parties and shall initially continue until the earlier of two years from the date of the First Commercial Delivery of Product(s) under this Agreement or fulfillment of the minimum purchase commitment set forth in Section
4.1 above.

********************************************************************************
*****************, unless and until ********************************************
***************************************************prior written notice to the receiving party, such notice being given as set forth in 15.10 below.

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************.  Any such notice(s) shall be effective as of the date received (certified mail return receipt requested) by the other party.

13.2   Termination for Cause

This Agreement may also be terminated as follows:

     a. if a party (the failing party) has not remedied any material breach of this Agreement within ninety (90) days of receipt of written notice (sent in accordance with Section 15.10 hereof) of such breach, said other party is entitled to terminate this Agreement and or any outstanding Purchase Orders placed hereunder immediately by notice to the failing party, such without prejudice to any other rights accruing under this Agreement or in law.

     b. by the other party in the event that either party shall cease to carry on business in the normal course, becomes insolvent, makes a general assignment for the benefit of its creditors, suffers or permits the appointment of a receiver or a manager for its business assets or avails itself or becomes subject to any proceeding under bankruptcy laws or any other statute or laws relating to the insolvency or protection of the rights of creditors,

     c. by PMSNA by written notice to LORAD in the event the control of LORAD would pass to other(s) than those now exercising control.

13.3   Continuing Commitments

The termination of this Agreement shall not relieve or release either party from fulfilling any undertaking or commitment including, without limitation, those affecting payments, work and deliveries which arise by reason of any event other than termination, such as, for example, those arising from Purchase Orders placed pursuant to this Agreement prior to its termination.

14.    Force Majeure

In the event of Force Majeure the party being delayed or damaged thereby shall inform the other party as soon as possible but in any event within fourteen (14) calendar days after the start of such Force Majeure specifying the nature of the Force Majeure as well as the length of the delay which is expected.

In the event the Force Majeure situation continues for more than sixty days (60) days or is expected to last longer than sixty (60) days then either party is entitled to terminate this Agreement by simple notice in writing and without either party being entitled to any claim for damages. Otherwise both parties' rights and obligations will be suspended and new time schedules and supply dates shall be agreed upon between the parties hereto.

Force Majeure shall be understood to mean and to include damage or delay by acts of God, acts of regulations or decrees of any Government
(de facto or de jure), natural phenomena, such as earthquakes or floods, fires, riots, wars, shipwrecks, freight embargoes, labor disputes, defaults by suppliers or other causes, whether similar or dissimilar to those enumerated above, unforeseeable and beyond the reasonable control of the parties and which prevent the total or partial carrying out of any obligation under this Agreement.

PMSNA's purchase commitments under this Agreement are based on present market information and estimates shared by both parties and market growth figures extrapolated from that information. In the event of unforeseen circumstances, major shifts in the market for radiographic equipment (such as the rapid development of significant new ultrasound technology similar to that being developed by other subsidiaries of Thermo Trex Corporation which renders the Product obsolete) or other occurrences which make distribution and sale not only of Product, but also of substantially similar products by other firms in the industry, impracticable at the levels contemplated by this Agreement, the parties shall negotiate in good faith and agree upon alternative quantities which are acceptable to both and reasonable given the then-current nature of the market for radiographic equipment.

15.    General Terms and Conditions

15.1   Applicable Law

This Agreement shall be deemed to have been made in the State of Connecticut, shall be construed in accordance with, and the rights and liabilities of the parties hereunder shall be governed by the laws of such State, without regard to its conflicts of law doctrine, and this Agreement shall be deemed in all respects to be a contract of such State.

15.2   Attorney's Fees

In the event of any claim or controversy arising regarding the enforceability, interpretation or intent of this Agreement, the prevailing party or parties (to the extent prevailing) shall be entitled to its reasonable attorney's fee and expenses in addition to whatever other relief said party would otherwise be entitled.

15.3   Entire Agreement

This Agreement sets forth the entire intent and understanding among the parties relating to the subject matter hereof and merge all prior negotiations and discussions between them and no party shall be bound by any conditions, representations or warranty other than as expressly set forth herein or subsequently set forth in writing executed by both parties hereto.

Neither PMSNA's general conditions of purchase nor LORAD's general conditions of sales are applicable to this Agreement or to any order and order confirmations for Products or parts thereof in whole or in part.

15.4   Waiver

No waiver by any of the parties hereto of any breach of any condition, covenant or term thereof shall be effective unless it is in writing and it shall not constitute a waiver of such condition, covenant or term.

15.5   Severability

If any of the terms or provisions of this Agreement are determined to be invalid or unenforceable by any court of competent jurisdiction, it shall not invalidate the rest of this Agreement which shall remain in full force and effect as if such terms and provisions had not been a part of this Agreement.

The parties shall, however, be obliged to immediately replace this term or provision by an effective one, covering in so far as possible the original intentions of the parties as to its legal and economic contents.

15.6   Non-Assignment

This Agreement shall be binding upon and accrue to the benefit of the parties hereto, their respective successors and permitted assigns. This Agreement may not be assigned, transferred or hypothecated in whole or in part by either party except prior written consent of the other party. No consent is required, however, to an assignment or transfer in whole or in part by PMSNA to any of the Philips Associated Companies. PMSNA shall notify LORAD of such assignment or transfer in writing.

15.7   Advertisements

LORAD shall not without PMSNA's prior written consent use PMSNA's or any other of the Philips Associated Companies' name or trademark as such and/or use name in connection with any advertisement or sale literature nor advertise that it is a supplier of PMSNA and/or the Philips Associated Companies and/or that this Agreement between LORAD and PMSNA has been concluded.

15.8   Sales and Applications Support

LORAD agrees to provide four applications training courses at its facility at Danbury, Connecticut for PMSNA personnel who will be responsible for training PMSNA customers in the use of Product(s) and Option(s).
There shall be no charge by LORAD for these four initial training courses which shall be of no more than two days, duration or for any updates in training which may be necessary because of modifications or improvements to the System. All travel and living expenses for PMSNA's and LORAD's employees shall be at PMSNA's and LORAD's expense, respectively. LORAD agrees to provide additional applications training to support the Systems and any new accessories or System features, at PMSNA's request and at such reasonable rates as LORAD and PMSNA may agree upon. These rates when quoted by LORAD shall include all incidental expenses, including those of travel and living expenses of LORAD's employees.

LORAD agrees to provide training in Shelton, Connecticut or Danbury, Connecticut for PMSNA service engineers or PMSNA personnel responsible for training its service engineers on the terms set out in
Exhibit II hereto.

15.9   Project Leaders

Upon the signature of this Agreement either party shall appoint, by written notice, a Project Leader who shall represent his party in all communication, contacts, meetings, negotiations and reports, of technical nature as necessary for the performance of this Agreement. An eventual subsequent change of the Project Leader shall be notified in writing to the other party.

15.10     Notices

Notices will be addressed as follows:

     If to PMSNA:                     Philips Medical Systems North
                                      America Company.
                                      710 Bridgeport Avenue
                                      Shelton, Connecticut 06484

                                      Attn:  Vice President,
                                             Marketing

                                      cc:  Vice President and
                                           General Counsel

     If to LORAD:                     LORAD Corporation,
                                      36 Apple Ridge Road
                                      Danbury, Connecticut 06810

                                      Attn: Mr. A. Pellegrino
                                      cc:    Mr. H. Kirshner

or to such other address as the pertaining party will have previously notified to the other party.

All notices will be deemed given ten (10) working days after they have been mailed by registered mail or so much earlier as the receiving party appears to have received the same.

15.11    Compliance with Law

Except to the extent it is precluded from doing so by the law of its principal place of business, each party agrees that the performance of its obligations, exercise of its rights and fulfillment of its duties under this Agreement shall comply with applicable laws and ordinances of each government having jurisdiction over such activity and all lawful orders, rules and regulations issued thereunder. The Product(s), Option(s) and Spare Part(s) in the form they are provided by LORAD to PMSNA shall comply with all lawful orders, rules and regulations applicable in the ************************ to their shipment, installation and use.

15.12    Surviving Articles

Articles 8, 9, 10, 11, 12, 15 and, as to Purchase Orders which have not been filled as of the date of termination or cancellation, Articles 4, 5, 6 and 7 and such other terms and conditions of this Agreement which are expressly intended to survive the expiration, termination or cancellation of this Agreement shall so survive.


IN WITNESS WHEREOF authorized representatives of the parties hereto have signed this document.



LORAD CORPORATION                     PHILIPS MEDICAL SYSTEMS
                                      NORTH AMERICA COMPANY



By: /s/ Hal Kirshner                  By: /s/ William E Curran
    -------------------                   ------------------------
     Hal Kirshner                             William E. Curran
     President                                Chief Operating &
                                              Financial Officer

Date: November 2, 1993                Date:  11/2/95
      ------------------                    ----------------------

                                 List of Exhibits



Exhibit I                        Specification


Exhibit II                       Service Arrangements


                                 Appendix 1      Field Problem Report


                                 Appendix 2      List of Spare Parts


Exhibit III                      Planning and Prices


Exhibit IV                       Time Schedule


Exhibit V                        Declaration


Exhibit VI                       Standard Form for Change Request


Exhibit VII                      ISO9000 Certificate
                                 (to be added when obtained by LORAD)

                                                                Exhibit 1


         SPECIFICATIONS

         PMX 2000 Mobile Radiographic System

         Description:
         The PMX 2000************************************************
         ***********************************************************
         *********************************************************

              * *************
              * *******************
              * ************************************************
              * ***********
              * ****************************
              * ******************************

         Subsystem Description:
         ***********
         -----------
              *****         **************************************************
              *******       **************************************************
                            *******
              **************************************************************
                             **********
              ************************************************************
                             **************************

         ***********
         -----------
              *************************************************************
              *******************************
              **************************************************************
              *******************************************
              ************************************************
              ************************************************************
              **********************

              *********************
                  ***************
                  ***********************
                  ************************
                  *************************

              ***********************
                  ****************************************
              ***************

                  ************************
                  **************************************************************
                      ***************************************************
                      ********************************
                  ***********************************************
                  ****************

              *********************************
              ---------------------------------
                      *********     ********
                      ****          ************
                      **********    ******
                      ************  ***
                      ************* *********
                      ************* ******
                      ***************       ***********************
                      *******************   *******
                      *********************
                           ***************  ********

              ****************
                      **********************************
              **********
              ----------
                      ****          *******************************************
                                    ***************************************
                      ***********   *******************************************
                                    ***********

              ************************
              ------------------------
                      *******       **
                      *****         **************
                      *******       ***************
                      ***********   ***********************************
                      **********************************   *****************
                                                           ******************

                      **********
                           *******  *********

              ******************************
              ------------------------------
                      **************************************************
                      **************************************************
                      ********************************************************
                      ******************************************************
                      ******************
              *************************

         ***********************
         -----------------------
              **************************************
              **************************************************
              ********
              ********************************
              ******************************
              ***************************************
              ************************

         *********************************
                  ************************    *****************
                                              ******************
                  *****************************************
                  ****************     ********************
                  ****************     ******************
                                       ******************
                  ************         ***********************
                  *************        ******************************
                  *********            *******

         *************************
              ************************************************************
              ********************************************************
              ***********************************************************
              ******************************************

         **************************
              ***************************   **************************
              ***************************   *************************
              ****************              ********
              *******************           ********
              ****************              ************   *****
              ****************              ****           *****

         *********************
         ---------------------
              ****************

         *********************
              ************************************************************
                      ****************************
              ***************
              *****************************************************
              **************************

                                                           October 19, 1993

                                     Exhibit II


                                Service Arrangements


         Exhibit II to the OEM Agreement between Lorad Corporation ("LORAD") and Philips Medical Systems North America Company ("PMSNA") for supply of portable radiographic x-ray systems.

         1.   Responsibilities for Product Service

         Unless agreed to otherwise,

         PMSNA is responsible for:

              -    installing and commissioning,
              -    training of the user
              -    maintenance and repair at customers' sites
              -    regular training of the PMSNA field engineers

         LORAD is responsible for:

              -    provision and accuracy of documentation
              -    spare parts supply
              - provision of special tools as required for repair of Product(s),
                   Option(s) or Spare Parts
              - initial training and support of PMSNA service staff and regular training upon request

         2.   Product Delivery

         The requirements for delivery of Product(s), Option(s) and Spare Parts are as set forth in the Agreement and in the other Exhibits to it.

         2.1  Service Documentation

         2.1.1  Preparation of Service Documentation

         PMSNA will supply, at no cost to LORAD, binders with PMSNA's standard register into which the service documentation enumerated below shall be inserted by LORAD (hereinafter, the "Service Documentation" or, as assembled, the "Service Manual"). The binders will be ordered by LORAD from the PMSNA service organization with at least two months lead time before the date they will be needed by LORAD for assembly of the Service
         Manuals.

         The address for PMSNA's service organization is:

                      Philips Medical Systems North America Co.
                      P.O.  Box 860
                      710 Bridgeport Avenue
                      Shelton, Connecticut 06484

         LORAD shall furnish to PMSNA ninety (90) days before the First Commercial Delivery of Product, free of charge, two sets of Service Documentation. If the Service Documentation complies with Philips' standards, PMSNA will approve it for delivery and use by Philips' service organization.

         The Service Documentation labeling shall carry only the "Philips" name, trademark and Product or Option name (rather than LORAD's trademark or tradename for that product).

         PMSNA will assist LORAD in producing the said Service Documentation, but each party will bear its own costs with respect to preparing the Service Documentation.

         The Service Documentation will be updated by LORAD during the lifetime of the Product(s) or Option(s) to include all implemented changes and modifications pertaining to Product(s) or Option(s). Corrections (complete updated versions) will be furnished to PMSNA without additional charge. LORAD will supply new documents at least thirty
         (30)
         days before the first delivery of Product which has been modified or updated as provided in the Agreement.

         2.1.2  Service Manual

         For each Product or Option the following information shall be provided by LORAD as part of the Service Documentation and the Service Manual shall be organized in the following format:

              -    Introduction and Technical Data
              -    Installation
              -    Setting to work
              -    Acceptance: specification checks and data applicable
                           or field service
              -    Corrective Maintenance
              -    Diagnostic procedures for fault identification
              -    Adjustment procedures
              -    Instructions for assembly and disassembly
              -    Instructions for removal and replacement
              -    Procedures after repair or replacement
              -    Simplified drawings to facilitate fault finding
              -    Theory of operation and explanation
              -    Diagrams and drawings
              -    Repair procedures
              -    Spare Parts lists with identification numbers
              -    Sorted by PMSNA ID code (a set of PMSNA ID codes
                           will be provided to LORAD)
              -    Sorted by LORAD ID code
              -    Specification of repairable/replaceable items
              -    Specification of required tools for:

              -    Installation, setting to work and acceptance
              -    Maintenance
                        all non-metric tools required shall be listed separately

         The test and diagnostic software, if any, used by field service personnel
         will be made available by LORAD on a carrier suitable for the Product
         or
         Option and will be supplied with each Product or Option.  ************
         *****************************************************************
         *********************************************************************
         *******.

         If PMSNA requires additional Service Manuals, LORAD will supply them at a price of **** for each set.

         2.1.3  Planned Maintenance Service Manual

         Planned Maintenance is defined as pre-planned actions performed to assure by means of systematic inspection that the Product or Option is working in a specified manner.

         The Planned Maintenance Service Manual is to be supplied directly to Philips' service organization, not packed in shipments of Product(s) or
         Option(s) to PMSNA.

         Initially, five (5) sets will be provided free of charge. Thereafter, PMSNA, may, free of charge, reproduce them for PMSNA's use or distribution to Philips Associated Companies, dealers, manufacturer's representatives and customers. PMSNA shall also have the right to revise, reorganize, translate or otherwise modify them for distribution to and use by Philips' service organization.

         The Planned Maintenance Service Manual will contain:

              -    Schedule(s)
              -    Instructions
              -    List of Spare Parts to be replaced
              -    List of required lubrication
              - Specification of tools required (including non-metric tools)
              -    Specification of other materials

         2.2  Language

         All Service Documentation will be made available in the English language.

         2.3  Additional Information on Data Carrier

         All service-related information provided by LORAD hereunder, including, in particular, Spare Parts lists and prices, will be made available to Philips' service organization on a data carrier, such as 3.5 inch floppy disk, and updated annually as necessary.

         3.   Support on Site

         If necessary and if requested by Philips' service organization,LORAD will provide support at customers' sites. Travel expenses and accommodation and all other costs will be borne by PMSNA. All other costs will be covered by an all-inclusive fee of ************. If, however, the problem or functional defect is a result of a design defect, the per diem fee will not be payable to Lorad for the time spent correcting the defect and travel and living expenses will also be born by LORAD.

         4.   Maintenance

         4.1  Repair Policy

         Repair will be done by replacing field exchangeable Spare Parts, either new or refurbished. LORAD will propose those parts in consultation with the PMSNA service organization. A list of these Spare Parts is attached
         (or is to be added when agreed upon) as Appendix 2 to this Exhibit.

         4.2  Reporting by LORAD about Reliability

         LORAD and PMSNA will exchange free of charge, all relevant data regarding reliability of the Product, including, but not limited to:

              -    MTBF and MTTR-figures
              -    Problem reports
              -    Field failures
              -    Parts usage and approx. costs

         at Product and Spare Part level.

         4.3  Storage Conditions and Handling Procedures

         LORAD will specify the storage conditions for Spare Part(s), such as (but not limited to) temperature, humidity, shelf life and air pressure, for any
         Spare Part(s) for which there are special requirements in this regard.

         5.   Field Change Order ("FCO"), Problem Reporting and
              Service Information

         5.1  Field Change Orders

         5.1.1  Modification Kits

         Field modifications, if any, will be made available to PMSNA in form of individual modification kits in the quantity required to update the entire installed base of Product(s) or Option(s) to which each field modification applies.

         These kits shall contain:

              -    List of applicable Products and their
                        serial numbers
              -    Implementation instructions

              -    Material and Spare Parts
              -    Special tools (if any)
              -    Service Documentation and Operator's Manual
                        updates

         Kits for field modifications in the categories of "mandatory for safety" and
         "action for performance" will be provided by LORAD to PMSNA without charge.

         5.1.2  Categories and Implementation of FCO's

         Three (3) categories of FCO's are distinguished:

                   -    Mandatory for Safety
                   -    Action for Performance
                   -    Service Recommendation

         Classification into any of these categories and the terms and conditions of any action will be determined by PMSNA, based upon applicable law and regulations, after consultation with LORAD.

         5.2  Field Problem Reporting by PMSNA

         PMSNA will report all problems using a Field Problem Report formsheet (an example is attached as an annex to this Exhibit). In order to shorten turnaround times, PMSNA may report problems to LORAD by telephone or fax. Telephone reports must be confirmed by a written Field Problem
         Report.

         The categories of Problems are defined as "very urgent problems," "urgent problems," "routine problems":

              VERY URGENT PROBLEMS

                   -    Disable product or cause an abnormal termination of
                              an application program.
                   -    Cause danger for the patient being examined or for
                              personnel operating the product.

              URGENT PROBLEMS

                   -    Disable a product under certain conditions
                   -    Disable certain function(s) of a product

              ROUTINE PROBLEMS

                   -    Problems other than VERY URGENT or URGENT

         As soon as possible, but ultimately within two (2) working days after a problem has been reported, LORAD will confirm receipt of a Field Problem Report and start reproducing and analyzing the Problem. In its confirmation LORAD will indicate the manner and time frame in which LORAD expects to have a preliminary and/or definite solution available, and it will use its best efforts to meet or exceed the following schedule:

         Time allowance:

                   Category            Definite Solution

                   VERY URGENT         *****************
                   URGENT              *****************
                   ROUTINE             *****************

         6.   Configuration Management

         6.1  Identification/Labeling of Spare Parts

         The packing as well as shipping documents for all Spare Parts, assemblies and sub-assemblies will be clearly coded and marked.

         6.2  Registration

         LORAD will maintain a Configuration Record for each Product delivered indicating:

              -    Product name,
              -    Serial number,
              -    Code number of each printed circuit board
                         ("PCB"), including Hardware and
                         Software/Firmware level (if any), and
              -    Identification of assemblies and subassemblies
                         contained in the product by part numbers and serial number.

         The same procedure will apply for delivery of Field Change Order kits.

         With each FCO kit LORAD will provide PMSNA with the valid Configuration Record for the modified Product or Option.

         7.   Spare Parts

         7.1  Spare Parts List

         LORAD will provide to PMSNA a list of Spare Parts in Product(s) or Option(s) as built, containing the following information,

              -    Spare Part numbers (to include the PMSNA- and
                             LORAD Spare Part numbers for reference)
              -    Description of the Spare Parts, including an illustrated
                             explosion drawing, whenever applicable
              -    Price of the Spare Parts
              -    Repair Exchange Prices
              -    Guaranteed delivery time per Spare Part or group of
                             Spare Parts
              -    Supplier name and address
              -    Restrictions on export from the United States (if
                             applicable)

         7.2  Availability, Delivery

         LORAD will assure availability (F.O.B., Danbury, Connecticut) of Spare Parts no less than **************** before the First Commercial Delivery of Product(s) or Option(s) or of each new version of a Product or Option.

         Delivery time for Spare Parts will be ************************* after receipt of order. For some Spare Parts LORAD may require a forecast in order to meet this delivery time. LORAD will advise PMSNA which Spare Parts are in this category.

         LORAD guarantees the availability of Spare Parts for Product(s) and Option(s) during a period of ************** after the last delivery of a
         Product or Option by LORAD to PMSNA under the Agreement. During the seventh year after the last dispatch of Product(s) or Option(s) PMSNA and LORAD will consult each other about the expected demand for Spare Parts over the remaining service life of the Product(s) or Option(s) and how this demand can best be met in a cost effective way.

         7.3  Upgrade of Spare Parts

         Stocks of Spare Parts in PMSNA's stores which have become obsolete due to Field Change Orders will be returned to LORAD. The shipping costs will be borne by PMSNA. LORAD will credit to PMSNA the actual purchase value or modify the Spare Part to the highest configuration level, if applicable.

         7.4   Ordering of Spare Parts

         7.4.1 Stock Recommendations and Planning

         LORAD will provide PMSNA with recommendations for the stocking of Spare Parts required to support and maintain the Products and update such information as required.

         LORAD will recommend and allow PMSNA to initiate an end-of-life order after the agreed period.

         PMSNA will - in so far as possible - provide LORAD with a forecast of its expected demand for Spare Parts.

         7.4.2  Priority 1 Orders (P1)

         Spare Parts to be delivered under a "Priority 1 order" (breakdown or out of stock situation) will be shipped by LORAD, using courier service to the shipping address indicated on PMSNA's notification or order, within 24 hours after notification in writing (e.g. by fax).

         LORAD will make all the necessary and appropriate shipping arrangements. PMSNA will reimburse the freight costs. LORAD will immediately inform PMSNA of the relevant shipping information and expected time of arrival.

         *****************************************************************
         *************************************************************

         7.4.3  Priority 2 Orders (P2)

         Spare Parts to be delivered under "Priority 2 orders" (replenishment orders) may be placed by PMSNA during the term of this Agreement or thereafter during the **************** set forth in the third paragraph of
         7.3 above.  These Spare Parts will - in so far as they were forecasted
         -
         have a delivery time of *********************. In any case LORAD will use its best efforts to meet delivery requirements.
         LORAD will accept orders irrespective of value and will not impose surcharges on any order (except as may be agreed upon with PMSNA for Priority 1 orders).

         7.5  Repair

         7.5.1  Repair Services and Support

         Those Spare Parts which are identified as repairable items may be returned by PMSNA to LORAD for repair and will be repaired to their highest configuration level within ********************** or be replaced within *************.

         LORAD will provide repair services for a period of at least ********** after delivery of the last Product or Option under the Agreement.

         Repairs will not affect Form, Fit, Function, interchangeability or certification of the Spare Part(s).

         For warranty repairs, LORAD shall be responsible for arranging and paying for transportation and insurance for shipments of replacement parts to and from LORAD.

         For non-warranty repairs transportation charges to and from LORAD are the responsibility of PMSNA.

         LORAD will also provide Technical Assistance as required. A "help desk" will be available during regular working hours from 8:30 A.M. to 5:00 P.M. Eastern Standard Time.

         7.5.2  Warranty on Repaired Items

         Repaired parts will carry the same warranty as for primary delivered parts (as set forth in Article 8 of the Agreement).

         7.5.3  Repair at PMSNA

         If PMSNA decides in the future to start repair of exchangeable Spare Parts in its own workshops, then LORAD agrees to transfer to PMSNA all relevant information concerning, for example but not limited to:

              -    Troubleshooting
              - Component specifications (names and addresses of vendors included)
              -    Adjustment procedures
              -    Tools and repair aids (specifications and prices)
              -    Initial training (if applicable)
              -    Schematics and wiring diagrams
              -    Test software and firmware

         The conditions (prices, reimbursement for work involved, etc.) for transfer will be negotiated at the time of such transfer.

         7.6  Packing

         Each Spare Part will be packed in such a way that it can be held in PMSNA's inventory without repacking for storage or shipment. Electrostatic discharge packing is to be used where required.

         If applicable, Spare Parts shall be marked as subject or not subject to
         United States export restrictions. Each item shall also be marked with the country of origin.

         7.7  Prices

         Prices for any additional Spare Parts required for the Product(s) or Option(s) will be agreed upon between the parties when each new Product or Option is added to the scope of this Agreement and is incorporated in Appendix 2 at that time.

         The prices will be based on **************************************
         ***************.

         ******************************************************************
         *******************************************************************
         *************************************************************
         ******************************************************************
         ***************************************************************
         ***************************************************************
         **************************.

         7.8  Modifications to Spare Parts (Because of FCO's)

         For modifications to Spare Parts, or at the introduction of Product(s) or
         Option(s) for the Products, LORAD will make its best efforts to supply new Spare Parts and price lists at least **************** before the First
         Commercial Delivery of that Option, Product or new version of a Product or Option which incorporates modified Spare Parts, takes place.

         7.9  Second Sourcing

         LORAD will Provide PMSNA with the manufacturer's name and part numbers(s) for generic Spare Parts, to enable PMSNA, if LORAD is unable to supply Spare Parts, to directly source these generic Spare Parts from
         LORAD's suppliers.

         LORAD shall, however, remain responsible, as set forth herein, in the event certain Spare Parts are no longer available from such vendors.

         LORAD will then take all necessary actions to find, as soon as possible, substitutes for Spare Part(s) which are no longer available, including undertaking the necessary engineering and test work connected with such a substitution.

         8.   Training, Exchange of Experiences

         LORAD will provide adequate initial training for the Philips' service organization (a "train the trainer" program), to take place, preferably, in
         Danbury, Connecticut.  This training will be done at least *******
         ******
         in advance of the First Commercial Delivery of the Product, and be in sufficient depth to enable PMSNA personnel to conduct the training of other PMSNA technical personnel. LORAD will assist PMSNA in preparing all documents and other training aids necessary for successful secondary training classes held by PMSNA. During instructor training classes, a complete set of Service Manuals will be made available free of charge by LORAD to the participants.

         If significant improvements are made to Products or new contract items are added to the scope of the Agreement, LORAD will provide training and documentation for those improvements or items on the conditions stated above.

         Once a year an exchange of experiences between PMSNA and LORAD will the planned.

         For all of the above activities, each party will bear its own costs.

         The schedule for the initial training will be set by mutual consent. Additional training will be scheduled on *************** notice from PMSNA.

         9.   Software Support and Maintenance

         9.1  General

         LORAD will provide support, preventive and corrective maintenance for Software/Firmware for a minimum of ************** following the last shipment of Product(s) or Option(s) to PMSNA under this Agreement.

         For this purpose, LORAD will keep available a software maintenance and support group with adequate know-how regarding the various versions of the software. This support will be in addition to that set forth in
         Article 8
         of the Agreement. For modifications to Software/Firmware the procedure set forth in section 3.3 of the Agreement will be followed.

         9.2  Definitions

         The following definitions will apply in addition to the other definitions in the Agreement:

         "Compatibility"
         will mean that a new Release or a new Level can replace the former Release(s) or Level(s) of the Software without degrading the functionality and/or affecting the interfacing of the Product or Software.

         "Release(s)"
         will mean a specified set of functions. A new Release of the Software will be made as a result of changed functional specifications and will also contain the solutions to problems of previous Levels. A Release may comprise a number of Versions.

         "Version(3)"
         will mean a distinction between various software programs which fulfil essentially the same class of functions, but which are different for alternative hardware choices and/or slightly different Software configurations and/or differences in performance and/or for commercial reasons.

         "Level(s)"
         will mean improved Software having the same functional specifications as before, but originating from changed (corrected) source code.

         9.3  General Support

         While maintaining compatibility LORAD will actively:

         search the Software/Firmware for errors and offer corrections therefor,

         investigate, produce and offer enhancements to the Software/Firmware which improve and optimize the user friendliness of the Software/Firmware,

         on request, provide advice with regard to the capabilities of the Software/Firmware in order to fully exploit its potential, and investigate advanced software diagnostics to aid the repair of equipment and maintain service efficiency and a low MTTR.

         9.4  Corrective Maintenance

         While maintaining compatibility and without prejudice to the procedures
         of Section 5.3 of this Exhibit, LORAD will provide Corrective
         Maintenance
         by:

              delivering as soon as possible solutions for VERY URGENT and URGENT PROBLEMS in the form of preliminary solutions
              (temporary fixes only, no corrections to the Software/Firmware) and definite solutions (corrections to the Software/Firmware) if necessary in an unscheduled Level of the Software/Firmware.

              delivering solutions for ROUTINE PROBLEMS in the form of definite solutions as part of the next Level of the Sofware/Firmware.

         If LORAD cannot provide a definite solution without violating the compatibility of the Sofware/Firmware with the Product(s) or Option(s) hardware or the Specifications, then LORAD will promptly so inform PMSNA in writing, with a comprehensive explanation of the reasons and consequences. LORAD will not undertake any implementation of such definite solution unless PMSNA has accepted the consequences of such action in writing.

         Both preliminary and definite solutions will be released to PMSNA as soon as possible, but only after LORAD has produced and tested each solution, in clinical application as well as in LORAD's product development laboratory. Definite solutions shall be included in the next available Level of any Release. The solutions will be documented and made available to PMSNA by the fastest means of communication and/or transportation.

         10.  Duration of Service Arrangements

         Unless explicitly agreed to the contrary in this Exhibit or in the Agreement itself, the arrangements of this Exhibit will come into effect on the same day as the Agreement and continue until ************* after delivery of the last Product or Option by LORAD pursuant to the Agreement.

         11.  Survival

         Should any of the provisions of this Agreement become invalid or be ruled invalid by a court of competent jurisdiction, this shall not impair the legal effectiveness of the others, the parties shall, however, immediately replace the invalid provision by one which, in so far as possible, has the same legal and economic effect as the former.


         Appendices:

         Appendix 1:    Field Problem Report
         Appendix 2:    List of Spare Parts



         lrdptbsv.816

                                  APPENDIX 1

                             FIELD PROBLEM REPORT

         SUPPLIER                                     LICENSED PARTICIPANT


         Form of Problem Report

         1.   Required urgency

         2.   Reporting date

         3.   Name
              Address of participant

         4.   Reference to Philips International Agreement no. ...

         5.   Equipment (hardware) and Software configuration.

         6.   Problem description

         7.   Conditions under which the problem occurs.

         Problem reports to be sent to:     Name      of Supplier
                                            Address
                                            Contact Person

         Supplier will inform requesting Participant about:

         -    Problem acceptance/rejection for further treatment

         -    Status of solution such as:   temporary solution, to
                                            be solved in next
                                            release, problem
                                            solved etc.

                                  Exhibit 11

                                  Appendix 2

                   Recommended Spare Parts List for PMX 2000
                                 (Preliminary)


- - --------------------------------------------------------------------------------
              P/N          DESCRIPTION                     COMMENTS
- - --------------------------------------------------------------------------------
         ***********       Assy L.V. Feedback Board
- - --------------------------------------------------------------------------------
         **********        Nut, Axle Locking
- - --------------------------------------------------------------------------------
         **********        Washer, Axle Lock
- - --------------------------------------------------------------------------------
         **********        Wheel 10x2wx3/4 bore
- - --------------------------------------------------------------------------------
         **********        Drive Motor
- - --------------------------------------------------------------------------------
         **********        Gear Belt 1/2Pxl. Wx330Lg
- - --------------------------------------------------------------------------------
         **********        Assy, Handle
- - --------------------------------------------------------------------------------
         **********        Assy, Cable Counterweight
- - --------------------------------------------------------------------------------
         **********        Assy, Cable Shock Absorbing
- - --------------------------------------------------------------------------------
         **********        Switch, Micro
- - --------------------------------------------------------------------------------
         **********        Switch, Micro
- - --------------------------------------------------------------------------------
         **********        Fan Cooling
- - --------------------------------------------------------------------------------
         **********        X-Ray Tube
- - --------------------------------------------------------------------------------
         **********        Bearing Trunion
- - --------------------------------------------------------------------------------
         **********        Assy, Collimator
- - --------------------------------------------------------------------------------
         **********        Assy, Battery Pack
- - --------------------------------------------------------------------------------
         **********        Assy, H.V. Tank
- - --------------------------------------------------------------------------------
         **********        Assy, Panel (Control)
- - --------------------------------------------------------------------------------
         **********        Switch Panel Mount
- - --------------------------------------------------------------------------------
         **********        Label, Rotation TubeHd-RT
- - --------------------------------------------------------------------------------
         **********        Label, Rotation TubeHd-LFT
- - --------------------------------------------------------------------------------
         **********        Label, Rotation Housing
- - --------------------------------------------------------------------------------
         **********        Label, Rotation TubeHd-RT
- - --------------------------------------------------------------------------------
         **********        Label, Rotation TubeHd-LFT
- - --------------------------------------------------------------------------------
         **********        Label, Rotation Housing
- - --------------------------------------------------------------------------------

                                  Exhibit 11

                   Recommended Spare Parts List for PMX 2000
                                 (Preliminary)


- - --------------------------------------------------------------------------------
              P/N          DESCRIPTION                     COMMENTS
- - --------------------------------------------------------------------------------
         **********        Assy Collimator
- - --------------------------------------------------------------------------------
         **********        H.V. Cables
- - --------------------------------------------------------------------------------
         **********        Assy Harness
- - --------------------------------------------------------------------------------
         **********        Assy Harness
- - --------------------------------------------------------------------------------
         **********        Assy Ribbon Cable
- - --------------------------------------------------------------------------------
         **********        Assy Ribbon Cable
- - --------------------------------------------------------------------------------
         **********        Assy Display Board
- - --------------------------------------------------------------------------------
         **********        Assy L.C.D. Display
- - --------------------------------------------------------------------------------
         **********        Assy, Pre-Regulator
- - --------------------------------------------------------------------------------
         **********        Assy, H.V. Inverter
- - --------------------------------------------------------------------------------
         **********        Assy Ribbon Cable
- - --------------------------------------------------------------------------------
         **********        Assy Rotor Transformer
- - --------------------------------------------------------------------------------
         **********        Assy Fuse Board
- - --------------------------------------------------------------------------------
         **********        LG. Fuses D.C. Power
- - --------------------------------------------------------------------------------
         **********        Battery Charger
- - --------------------------------------------------------------------------------
         **********        Mobile Interconnect Board
- - --------------------------------------------------------------------------------
         **********        Assy H.V. Control Board
- - --------------------------------------------------------------------------------
         **********        Assy H.V. Drive Board
- - --------------------------------------------------------------------------------
         **********        Assy Filament Supply Board
- - --------------------------------------------------------------------------------
         **********        Assy Rotor Board
- - --------------------------------------------------------------------------------
         **********        Assy DC Motor Drive Control
- - --------------------------------------------------------------------------------
         **********        Assy Microprocessor Board
- - --------------------------------------------------------------------------------
         **********        Assy Power Supply
- - --------------------------------------------------------------------------------
         **********        Arm Interface PCB
- - --------------------------------------------------------------------------------
         **********        Motor Interface PCB
- - --------------------------------------------------------------------------------

                                  Exhibit 11

- - --------------------------------------------------------------------------------
              P/N          DESCRIPTION                     COMMENTS
- - --------------------------------------------------------------------------------
         **********        Pivot Brake, Arm
- - --------------------------------------------------------------------------------
         **********        Extension Brake, Arm
- - --------------------------------------------------------------------------------
         **********        Clevis Brake, Arm
- - --------------------------------------------------------------------------------
         **********        Mast Brake
- - --------------------------------------------------------------------------------
         **********        Caster 8"
- - --------------------------------------------------------------------------------
         **********        Cable Reel
- - --------------------------------------------------------------------------------
         **********        Input Circuit Breaker
- - --------------------------------------------------------------------------------
         **********        Input Contactor
- - --------------------------------------------------------------------------------
         **********        Hand Switch Assy
- - --------------------------------------------------------------------------------
         **********        Fuse, 2A SB 2AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 1A 2AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 5A SB 2AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 3A 2AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 7A 2AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 7A SB 2AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 2A SB 3AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 7A SB 3AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 10A MDL 3AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 10A MDA 3AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 15A MDA 3AG
- - --------------------------------------------------------------------------------
         **********        Fuse, 20A MDA
- - --------------------------------------------------------------------------------
         **********        Fuse, 20A KTK
- - --------------------------------------------------------------------------------
         **********        Fuse, 40A NON
- - --------------------------------------------------------------------------------
         **********        Fuse, 60A FRN
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

                                     Exhibit III

                                 Planning and Prices

         Year*          Price          Quantity       Cumulative

           *            *******           ***             ***         ** ***

           *            *******           ***             ***       **** ***

           *            *******           ***             ***       **** ***

           *            *******           ***             ***       **** ***


           From the date of the First Commercial Delivery under this Agreement.

         ***********************************************************

         *********************************************************
         ****************************************************
         ***********************************************************
         ************************************************************
         ********************************************************
         ************************************************************
         ***********************************************************
         ********************************************************
         **************************

                                                           Exhibit IV



                        PMX 2000 Program Time Schedule

         Delivery

         ****************         ***************************
                                  ****************************************
                                    ***************
                                  ***********************

         *****************        ***************************

         ****************         ***************************

         ****************         ***************
                                            ****************
                                            ****************
                                            ****************

         Product Requirements

         * ****************************************

         * ****************************************************************
           *****

         * **************************************************************
           **************************

         * **************************************************************
           ************

             * **************************************

             * *******************************************

         Service Requirements

         ************          ************************

         ************          ********************

         ************          *************************

         ************          *************************

                                                           Exhibit V


                                     DECLARATION


                                  SUBJECT: PMX 2000


         1. Herewith Lorad Corp. confirms that PMX 2000 (LORAD RT-125) fully complies with the following standards:


                   *****************
                   *********
                   ********
                   ****************************************
                   ***************
                   ******************

         2. Furthermore, Lorad Corp. confirms that the serial number of the tube inserted in the tube housing of PMS 2000 (LORAD RT-125) is indicated on the tube. This number is identical with the serial number indicated on the label located on the tube housing.

         3.   Packing of PMX 2000 complies with *****************.

         4.   PMX 2000 fully complies with *************************************
              *************.



                        LORAD Corporation



         Date:          _____________________

         Signature:     _____________________

                                  Exhibit VI

                       Standard Form for Change Request



         Standard Form for Change Request

         1.   Change Request number: (date and sequence number)

         2.   Description of change:

              Change of:

         3.   Reason of the change:

         4.   Change proposed for series:

         5.   Change proposed for serial number:

         6.   Reference to drawings:

         7.   Reference to reports and/or telexes:

         8.   Consequences for safety standards:

         9.   Consequences for service documentation and/or spare parts:

         10.  Consequences for delivery time:

         11.  Consequences for price:

         12.  Consequences for interfaces:

         13.  Consequences for stocks:

         14.  Initiated by:

                                  Exhibit VII


                         LORAD's ISO 9000 Certificate


                             [To be added Later.]